SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 30, 2003

                            Century Aluminum Company
             (Exact name of registrant as specified in its charter)

           Delaware                       0-27918                 13-3070826
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
        Incorporation)                                       Identification No.)

            2511 Garden Road
         Building A, Suite 200
         Monterey, California                                       93940
(Address of principal executive offices)                          (Zip Code)

                                 (831) 642-9300
              (Registrant's telephone number, including area code)

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Item 7. Financial Statements and Exhibits.

      (c) Exhibits.

      The following exhibits are furnished with this report on Form 8-K:

Exhibit Number   Description
--------------   -----------

     99.1        Earnings Release, dated July 30, 2003

Item 12. Results of Operations and Financial Condition.

      On July 30, 2003, Century Aluminum Company (the "Company") issued an earnings release announcing its results of operations for the quarter ended June 30, 2003. A copy of the Company's earnings release is attached hereto as Exhibit 99.1.

      The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           CENTURY ALUMINUM COMPANY


      Date: July 31, 2003         By:      /s/ Gerald J. Kitchen
                                      ------------------------------------------
                                      Name:  Gerald J. Kitchen
                                      Title: Executive Vice President, General
                                      Counsel, Chief Administrative Officer and
                                      Secretary


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                                  EXHIBIT INDEX

Exhibit Number   Description
--------------   -----------

     99.1        Earnings Release, dated July 30, 2003


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